UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2007 (May 30, 2007)
Linn Energy, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 7000
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 605-4100
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 1, 2007, Linn Energy, LLC (the “Company”) closed its private placement of $260 million of equity securities to a group of institutional investors, consisting of 7,761,194 Units at a negotiated price of $33.50 per Unit (the “Private Placement”). The Company will use the net proceeds from the Private Placement to repay indebtedness under its senior secured revolving credit facility. The foregoing description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the Unit Purchase Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01. The Units were issued and sold by the Company in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.
     In connection with the Private Placement, the Company also agreed to file a registration statement with the Securities and Exchange Commission covering the Units. A copy of the Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is hereby incorporated by reference into this Item 1.01.
     On May 30, 2007, the Company issued a press release announcing the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.
Item 3.02. Unregistered Sales of Equity Securities.
     The disclosure set forth above under Item 1.01 to this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.

Exhibit Number	Description
Exhibit 10.1	Unit Purchase Agreement dated May 30, 2007 by and between Linn Energy, LLC and the Purchasers named therein.

Exhibit 10.2	Registration Rights Agreement dated June 1, 2007 by and between Linn Energy, LLC and the Purchasers named therein.

Exhibit 99.1	Press Release of Linn Energy, LLC dated May 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Linn Energy, LLC
Date: June 1, 2007	/s/ Charlene A. Ripley
Charlene A. Ripley
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Unit Purchase Agreement dated May 30, 2007 by and between Linn Energy, LLC and the Purchasers named therein.

Exhibit 10.2	Registration Rights Agreement dated June 1, 2007 by and between Linn Energy, LLC and the Purchasers named therein.

Exhibit 99.1	Press Release of Linn Energy, LLC dated May 30, 2007.